Exhibit 10.1

AMENDMENT TO WARRANTS

November 12, 2007

TELULAR CORPORATION, a Delaware corporation (the “Company”), and the undersigned holders (the “Holders”) of the Series A Warrants of the Company dated September 2, 2005 (the “Series A Warrants”), do hereby enter into this Amendment.

On October 15, 2007, the Company issued a notice of exercise of its call right pursuant to Section 18 of the Series A Warrants. A disagreement has emerged between the Company and the Holders as to the effectiveness and application of the call notice, in light of the holdings of Common Stock on the part of Bonanza Master Fund, Ltd. (“Bonanza”), and the consequential limitations upon the exercisability of its Series A Warrant pursuant to Section 20 thereof (the “Bonanza Warrant”) and of the Series A Warrants held by the Holders other than Bonanza (the “Other Series A Warrants”).

In order to resolve this disagreement and provide for the orderly call and exercise of the Series A Warrants, the parties hereto do hereby amend the Series A Warrants as follows:

1. All capitalized terms not defined herein and defined in the Series A Warrants shall have the meanings specified in the Series A Warrants.

2. Bonanza has exercised or will exercise on or before November 14, 2007, the Bonanza Warrant for 76,567 shares of Common Stock. The Holders of the Other Series A Warrants have collectively exercised their Series A Warrants for 100,000 shares of Common Stock. The Company’s call notice with respect to any other Warrant Shares is hereby retracted.

3. The call provision of the Bonanza Warrant may be exercised, from time to time, at the end of any subsequent twenty (20) consecutive trading day period that satisfies the market price requirements specified in Section 18 of the Bonanza Warrant, with respect to any additional Warrant Shares for which the Bonanza Warrant is then exercisable in accordance with Section 20 thereof, subject to the other terms and conditions of the Bonanza Warrant to the extent not inconsistent herewith.

4. The call provisions of the Other Series A Warrants shall (subject to any limitation imposed by reason of Common Stock ownership of the holders thereof) be exercised in parity with and in proportion to any calls made with respect to the Bonanza Warrant (i.e., exercised for the same percentage of outstanding Warrant Shares as the percentage called with respect to the Bonanza Warrant).

5. The Other Series A Warrants may (subject to any limitation imposed by Section 20 thereof by reason of Common Stock ownership of the holders thereof) be called by the Company at the end of any twenty (20) consecutive trading day period ending on or after June 30, 2008, that satisfies the market price requirements specified in Section 18 thereof, with respect to any Warrant Shares in excess of 50% of the number of Warrant Shares for which such Other Series A Warrants are exercisable on the date hereof (subject to adjustment as applicable under Section 8 of the Series A Warrants), subject to the other terms and conditions of the Series A Warrant to the extent not inconsistent herewith, but without any requirement that the Bonanza Warrant be called beyond the extent to which it is callable pursuant to Section 3 above.

6. The Other Series A Warrants may (subject to any limitation imposed by Section 20 thereof by reason of Common Stock ownership of the holders thereof), be called by the Company at the end of any twenty (20) consecutive trading day period ending on or after December 31, 2008, that satisfies the market price requirements specified in Section 18 thereof, with respect to all Warrant Shares covered thereby, subject to the other terms and conditions of the Series A Warrant to the extent not inconsistent herewith, but without any requirement that the Bonanza Warrant be called beyond the extent to which it is callable pursuant to Section 3 above.

7. Except as specifically provided herein, the Series A Warrants remain in full force and effect, in accordance with and subject to the terms thereof.

IN WITNESS WHEREOF, the undersigned have set their hands as of the day and year first above written.

TELULAR CORPORATION BONANZA MASTER FUND, LTD.

By:	By:
SRB Greenway Capital, L.P.	SRB Greenway Capital (QP), L.P.
By:	By:
SRB Greenway Offshore Operating Fund, L.P.	Walker Smith International Fund, Ltd.
By:	By:

Walker Smith Capital (QP), L.P.	WS Opportunity Fund International, Ltd
By:	By:
WS Opportunity Fund, L.P.	WS Opportunity Fund (QP), L.P.
By:	By:

Walker Smith Capital, L.P.

By: